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                              WINTHROP FOCUS FUNDS
       SUPPLEMENT DATED MAY 1, 1997 TO PROSPECTUS DATED FEBRUARY 20, 1997

  For the period May 1, 1997 through October 31, 1997, the Adviser has agreed to reduce its management fees and reimburse operating expenses by the amount that Total Fund Operating Expenses of each of the Municipal Trust Fund and Fixed Income Fund exceed 1.00% of the average daily net assets of the respective Fund's Class A shares and 1.70% of the average daily net assets of the respective Fund's Class B shares. With respect to the Municipal Trust Fund (the 'Fund'), this represents a change in the Adviser's most recent policy of reducing its management fees and reimbursing operating expenses by the amount that Total Fund Operating Expenses exceed .50% of the average daily net assets of the Fund's Class A shares and 1.20% of the average daily net assets of the Fund's Class B shares. After October 31, 1997, the Adviser may, in its sole discretion, determine to discontinue this practice with respect to either Fund.